GOLDMAN SACHS TRUST

Goldman Sachs Financial Square FundsSM

Administration Shares, Capital Shares, FST Institutional Shares, Preferred Shares, Resource Shares, Select Shares and Service Shares of the

Goldman Sachs Financial Square Tax-Exempt Money Market Fund

(the “Fund”)

Supplement dated April 1, 2016 to the

Prospectus, Summary Prospectuses, and Statement of Additional Information

The Board of Trustees of the Goldman Sachs Trust (the “Board”) has approved the designation of the Fund as an “institutional” money market fund under Rule 2a-7 under the Investment Company Act of 1940 (the “Investment Company Act”), effective on the earlier of October 14, 2016 or upon 30 days’ prior written notice to investors (the “Effective Date”). As an institutional money market fund, the Fund will be required to price and transact in its shares at a net asset value (“NAV”) reflecting market-based values of its portfolio holdings (i.e., at a “floating NAV”). The floating NAV will need to be rounded to four decimal places (e.g., $1.0000). In addition, on or after the Effective Date, the Board will be permitted to impose a liquidity fee on redemptions from the Fund (up to 2%) or temporarily restrict redemptions from the Fund up to 10 business days during any 90-day period, in the event that the Fund’s weekly liquid assets fall below the required regulatory thresholds.

However, prior to the Effective Date, the Fund’s securities will be valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act, and the Fund will seek to maintain a stable NAV of $1.00 per share. Amortized cost will normally approximate market value. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it cannot guarantee it will do so. The Fund may, among other things, reduce or withhold any income and/or gains generated from its investments to the extent necessary to maintain a stable $1.00 share price. In addition, prior to the Effective Date, the NAV per share of each share class of the Fund will generally be calculated by the fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Shares may also be priced periodically throughout the day by the accounting agent.

This Supplement should be retained with your Prospectus, Summary Prospectus, and Statement of Additional Information for future reference.

FSTXSTK-04-16